UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

Grayscale CoinDesk Crypto 5 ETF

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-42855	98-1406784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale CoinDesk Crypto 5 ETF Shares	GDLC	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 18, 2025, CoinDesk Indices, Inc. (the “Index Provider”) announced a change to the Digital Asset Trading Platforms used to calculate the Index Price (the “Constituent Trading Platforms”) for certain Fund Components of Grayscale CoinDesk Crypto 5 ETF (the “Fund”).

The Fund values each Fund Component it holds for operational purposes by reference to an Index Price. The “Index Price” of each Fund Component is the U.S. dollar value of each Fund Component derived from the Constituent Trading Platforms that are reflected in each Fund Component’s CoinDesk CCIXber Reference Rate, calculated at 4:00 p.m., New York time, on each business day.

Prior to the changes announced on November 18, 2025, the Constituent Trading Platforms used to calculate the Index Price for each respective Fund Component were as follows:

•
Bitcoin:
o
Bitcoin-U.S. Dollar (“USD”) Trading Pairs: Bitfinex, Bitstamp by Robinhood (“Bitstamp”), Bullish, Crypto.com, Gemini, itBit, Kraken, LMAX Digital, and OKX.
o
Bitcoin-U.S. Dollar Coin (“USDC”) Trading Pairs: Bitstamp, Bullish, Bybit, Kraken, and OKX.
•
Ether:
o
Ether-USD Trading Pairs: Bitfinex, Bitstamp, Bullish, Crypto.com, Gemini, itBit, Kraken, LMAX Digital, and OKX.
o
Ether-USDC Trading Pairs: Bitstamp, Bullish, Bybit, Kraken, and OKX.
•
XRP:
o
XRP-USD Trading Pairs: Bitfinex, Bitstamp, Crypto.com, Gemini, Kraken, LMAX Digital, and OKX.
o
XRP-USDC Trading Pairs: Bullish, Bybit, Kraken, OKX, and Bitstamp.
•
SOL:
o
SOL-USD Trading Pairs: Bitfinex, Bitstamp, Bullish, Crypto.com, Gemini, itBit, Kraken, LMAX Digital, and OKX.
o
SOL-USDC Trading Pairs: Bullish, Bybit, Kraken, OKX, and Bitstamp.
•
ADA:
o
ADA-USD Trading Pairs: Bitfinex, Bitstamp, Crypto.com, Kraken, and OKX.
o
ADA-USDC Trading Pairs: Bybit, Kraken, and OKX.

Effective November 18, 2025, the Index Provider removed itBit (BTC-USD, ETH-USD, and SOL-USD trading pairs) as a Constituent Trading Platform used to calculate the Index Price for Bitcoin, Ether, and SOL due to the trading platform failing to meet the Index Provider’s conditions for inclusion in the Bitcoin, Ether, and SOL Index Prices. As of the date of this current report, the Constituent Trading Platforms used to calculate the Index Price for each respective Fund Component were as follows:

•
Bitcoin:
o
Bitcoin-USD Trading Pairs: Bitfinex, Bitstamp, Bullish, Crypto.com, Gemini, Kraken, LMAX Digital, and OKX.
o
Bitcoin-USDC Trading Pairs: Bitstamp, Bullish, Bybit, Kraken, and OKX.
•
Ether:
o
Ether-USD Trading Pairs: Bitfinex, Bitstamp, Bullish, Crypto.com, Gemini, Kraken, LMAX Digital, and OKX.
o
Ether-USDC Trading Pairs: Bitstamp, Bullish, Bybit, Kraken, and OKX.
•
XRP:
o
XRP-USD Trading Pairs: Bitfinex, Bitstamp, Crypto.com, Gemini, Kraken, LMAX Digital, and OKX.
o
XRP-USDC Trading Pairs: Bullish, Bybit, Kraken, OKX, and Bitstamp.
•
SOL:
o
SOL-USD Trading Pairs: Bitfinex, Bitstamp, Bullish, Crypto.com, Gemini, Kraken, LMAX Digital, and OKX.
o
SOL-USDC Trading Pairs: Bullish, Bybit, Kraken, OKX, and Bitstamp.

•
ADA:
o
ADA-USD Trading Pairs: Bitfinex, Bitstamp, Crypto.com, Kraken, and OKX.
o
ADA-USDC Trading Pairs: Bybit, Kraken, and OKX.

The Index Provider may change the trading venues that are used to calculate an Index Price, or otherwise change the way in which an Index Price is calculated, at any time. For example, the Index Provider has scheduled monthly reviews, in which it may add or remove Constituent Trading Platforms that satisfy or fail the criteria described in “Item 1. Business—Overview of the Digital Asset Industry and Market—The Index Prices” in the Fund’s Annual Report on Form 10-K for the year ended June 30, 2025, as filed with the Securities and Exchange Commission on September 5, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Manager of Grayscale CoinDesk Crypto 5 ETF

Date:	November 21, 2025	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer*

* The Registrant is a fund and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Manager of the Registrant.